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                                                     Exhibit 23.2


[PricewaterhouseCoopers Logo]


               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 28,
2001 relating to the financial statements of Hecla Mining
Company, which appears in Hecla Mining Company's Annual Report on
Form 10-K for the year ended December 31, 2001.



/s/ PricewaterhouseCoopers LLP


San Francisco, California

July 19, 2002